                                 EXHIBIT 10.3

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     This Second Amendment to Credit Agreement (the "Amendment") is made on this 21st day of November, 1997 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Sanwa Business Credit Corporation ("Sanwa"), LaSalle National Bank ("LaSalle"), BankBoston, N.A. ("BankBoston"), FINOVA Capital Corporation ("FINOVA"), BNY Financial Corporation ("BNY"), Fleet Capital Corporation ("Fleet"), NationsBank of Texas, N.A. ("NationsBank"), Heller Financial, Inc. (BT, Sanwa, LaSalle, BankBoston, FINOVA, BNY, Fleet, NationsBank, and Heller referred to collectively as "Lenders").

                                  WITNESSETH:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997 (the "Credit Agreement"); and

     WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS Unless otherwise defined herein, all capitalized
                -----------
terms shall have the meaning given to them in the Credit Agreement.

     SECTION 2. AMENDMENTS TO CREDIT AGREEMENT Section 7.7 of the Credit
                ------------------------------
Agreement is hereby deleted in its entirety, and the following is inserted instead:

          "7.7 INTEREST COVERAGE RATIO Borrower shall not permit the ratio of
               -----------------------
          EBITDA to Consolidated Interest Expense to be less than (i) 1.0 to 1 for the four (4) fiscal quarters ending December 1997, and (ii) 1.6 to 1 thereafter during the term hereof. Borrower's compliance with this
          Section 7.7 shall be tested at the end of each fiscal quarter for the
          -----------
          immediately preceding four (4) fiscal quarters."

     SECTION 3. CONDITIONS PRECEDENT The effectiveness of this Amendment is
                --------------------
expressly conditioned upon satisfaction of the following conditions precedent:

     3.1 Borrower shall have paid, on the date hereof, to Agent for the benefit of Lenders, an amendment fee in the amount of $150,000.

     3.2 Agent shall have received copies of this Amendment duly executed by Borrower and Lenders constituting Required Lenders.

     SECTION 4. REAFFIRMATION OF BORROWER Borrower hereby represents and
                -------------------------
warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 5. FULL FORCE AND EFFECT Except as herein amended, the Credit
                ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 6. COUNTERPARTS This Amendment may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.


                                            BORROWER:

                                            CONVERSE INC.


                                            By:  /s/ Donald J. Camacho
                                               -----------------------
                                               Name: Donald J. Camacho
                                                    -------------------
                                               Title: Senior Vice President
                                                     ----------------------

                                             AGENT:

                                             BT COMMERCIAL CORPORATION


                                             By:  /s/ Frank Fazio
                                                ----------------------
                                                Name:  Frank Fazio
                                                      ----------------
                                                Title:  Vice President
                                                      ----------------



                                             LENDER:


                                             BT COMMERCIAL CORPORATION

                                             By:  /s/ Frank Fazio
                                                ---------------------
                                                Name:  Frank Fazio
                                                      ---------------
                                                Title: Vice President
                                                      ---------------

                                    LENDER:

                                    SANWA BUSINESS CREDIT
                                    CORPORATION


                                    By:  /s/ Lawrence J. Placer
                                       -------------------------
                                       Name: Lawrence J. Placer
                                            --------------------
                                       Title:Vice President
                                             -------------------



                                    LENDER:

                                    LASALLE NATIONAL BANK


                                    By: /s/ Christopher G. Clifford
                                       -----------------------------
                                       Name: Christopher G. Clifford
                                            ------------------------
                                       Title: Senior Vice President
                                             -----------------------



                                    LENDER:

                                    BANKBOSTON, N.A.


                                    By: /s/ Kathy A. Sweeney
                                       ----------------------
                                       Name: Kathy A. Sweeney
                                           ------------------
                                       Title: Vice President
                                             ----------------



                                    LENDER:

                                    FINOVA CAPITAL CORPORATION


                                    By:  /s/ Brian Rujawitz
                                       -------------------------------
                                       Name: Brian Rujawitz
                                            --------------------------
                                       Title: Assistant Vice President
                                             -------------------------

                                    LENDERS:

                                    BNY FINANCIAL CORPORATION


                                    By: /s/ Anthony Violp
                                       ---------------------
                                       Name: Anthony Violp
                                            ----------------
                                       Title: Vice President
                                            ----------------



                                    LENDER:

                                    FLEET CAPITAL CORPORATION


                                    By: /s/ Jennifer S. Mellitt
                                       ------------------------
                                       Name:Jennifer S. Mellitt
                                            -------------------
                                       Title: Vice President
                                             ------------------



                                    LENDER:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:  /s/ Stacy Wells
                                       --------------------------------
                                       Name: Stacy Wells
                                            ---------------------------
                                       Title: Assistant Vice President
                                             --------------------------



                                    LENDER:

                                    HELLER FINANCIAL, INC.


                                    By: /s/ Linda Peddle
                                       ----------------------
                                       Name: Linda Peddle
                                            -----------------
                                       Title: Vice President
                                             ----------------

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